UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 29, 2020

CBL & ASSOCIATES PROPERTIES, INC.
CBL & ASSOCIATES LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2030 Hamilton Place Blvd., Suite 500, Chattanooga
, TN 37421-6000
(Address of principal executive office, including zip code)
423-855-0001
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD Disclosure
As previously disclosed, the Company has been engaged in confidential discussions and negotiations with certain Consenting Noteholders (the “Ad Hoc Group”) and with Wells Fargo Bank, National Association, as administrative agent (the “Agent’) for the lenders (the “Lenders”) party to the Existing Credit Facility, to try to reach a mutual agreement between the Company, the Ad Hoc Group and the Lenders on a potential strategic transaction to enhance the Company’s capital structure.
As part of such discussions and negotiations, the Ad Hoc Group submitted a summary proposal (the “Summary Proposal”) and long form term sheet (the “Term Sheet”) to the Company on behalf of the Consenting Noteholders on December 8, 2020 and the Company shared a responsive issues list with the advisors to the Ad Hoc Group on December 14, 2020 (the “Issues List”). On December 21, 2020 certain of the Consenting Noteholders entered into separate Confidentiality Agreements (the “NDAs”) with respect to such negotiations.
Further, as part of such discussions and negotiations, on December 22, 2020, the Agent made a proposal (the “Wells Proposal” and together with the Summary Proposal, Term Sheet and Issues List, the “Cleansing Materials”) to the Company on behalf of the Lenders.
The foregoing description of the Cleansing Material does not purport to be complete and is qualified in its entirety by reference to the Summary Proposal, Term Sheet, Issues List and Wells Proposal attached as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto.
This communication contains forward-looking statements, including, in particular, statements about the terms and the provisions of the Plan and the contemplated chapter 11 reorganization. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.
The information disclosed in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

ITEM 8.01	Other Events
As previously disclosed, beginning on November 1, 2020, CBL & Associates Properties, Inc. (the “REIT”), CBL & Associates Limited Partnership (the “Operating Partnership”), the majority owned subsidiary of the REIT (collectively, the Operating Partnership and the REIT are referred to as the “Company”), and certain of its direct and indirect subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Company is operating its business as debtors-in-possession
under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.
On December 29, 2020, the Company filed the Company’s plan of reorganization (the “Plan”) and disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. Capitalized terms used but not otherwise defined in this Current Report on Form
8-K
have the meanings given to them in the Plan.
The Plan contemplates, among other things, the following:

•	Each holder of an Allowed Bank Lender Secured Claim will receive such holder’s Pro Rata share of the Bank Lender Secured Claim Exit Credit Facility Distribution.

•	Each holder of an Allowed Consenting Crossholder Secured claim will receive such holder’s Pro Rata share of the Consenting Crossholder Secured Claims Recovery Pool.

•	Each holder of an Allowed Bank Lender Deficiency Claim will receive (i) its Pro Rata share of the Bank Lender Deficiency Claim Exit Credit Facility Distribution and (ii) solely in the event that the

Bankruptcy Court determines that the holders of Bank Lender Deficiency Claims are entitled to an additional recovery to confirm the Plan, its Pro Rata share of the Bank Lender Deficiency Claims Equity Distribution, subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date.

•
Each holder of an Allowed Consenting Crossholder Deficiency Claim will receive its Pro Rata share of the Consenting Crossholder Deficiency Claims Recovery Pool, which shall be subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date.

•
Except to the extent that a holder of a Senior Unsecured Notes Claim exercises the Senior Unsecured Notes Claim Election, each holder of an Allowed Senior Unsecured Notes Claim will receive its Pro Rata share of: (i) the Senior Unsecured Notes New Preferred Stock Distribution; and (ii) the Senior Unsecured Notes Claim New Common Stock Distribution, subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date.

•
Each holder of an Allowed Ongoing Trade Claim will receive, at the Debtors’ election (with the consent of the Required Consenting Noteholders, such consent not to be unreasonably withheld), either: (i) payment in full in Cash; (ii) payment in the ordinary course of business as if the Chapter 11 Cases had never been commenced; or (iii) such other treatment rendering such holder’s Allowed Ongoing Trade Claim Unimpaired.

•	Each holder of an Allowed General Unsecured Claim will receive a recovery to be determined.

•
If each of Class 12, 13, and 14 is an Accepting Class, at the election of the Debtors with the reasonable consent of the Required Consenting Noteholders, each holder of an Existing LP Common Unit, will either (i) receive its Pro Rata share of (y) the New LP Units and (z) a to be determined percentage of the Warrants or (ii) be deemed to have converted or redeemed, as applicable, such holder’s Existing LP Common Units, effective the day prior to the Distribution Record Date, in exchange for Existing REIT Common Stock on terms consistent with the applicable prepetition agreements for the Existing LP Common Units, thereby receiving such treatment as if such holder owned Existing REIT Common Stock on the Distribution Record Date.

•
If each of Class 12, 13, and 14 is an Accepting Class, each holder of Allowed Existing REIT Preferred Stock will receive its Pro Rata share of (i) a to be determined percentage of the New Common Stock and (ii) a to be determined percentage of the Warrants, each subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date.

•
If each of Class 12, 13, and 14 is an Accepting Class, each holder of Allowed Existing REIT Common Stock will receive its Pro Rata share of (i) a to be determined percentage of the New Common Stock and (ii) a to be determined percentage of the Warrants, each subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date.

•
The percentage of New Common Stock to be issued to the holders of Allowed Existing REIT Preferred Stock, holders of Allowed Existing LP Common Units, and holders of Allowed Existing REIT Common Stock shall total 10% in the aggregate, subject to dilution by the Warrants, the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date. The Operating Partnership shall determine equity splits in consultation with the Required Consenting Noteholders.

Although the Company intends to pursue the Restructuring Transactions in accordance with the terms set forth in the Plan, there can be no assurance that the Plan will be approved by the Bankruptcy Court or that the Company will be successful in completing the Restructuring Transactions or any other similar transaction on the terms set forth in the Plan, on different terms or at all.

A copy of the Plan is attached as Exhibit 2.1 to this Current Report on Form
8-K.
The foregoing description of the Plan is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Plan.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Chapter 11 Plan of Reorganization, dated as of December 29, 2020.

99.1	Summary Proposal, dated as of December 8, 2020

99.2	Term Sheet, dated as of December 8, 2020

99.3	Issues List, dated as of December 14, 2020

99.4	Wells Proposal, dated as of December 22, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*). (Filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer
Date: December 30, 2020